UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. 1)

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

WES Consulting, Inc.
(Name of Registrant as Specified In Its Charter)

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WES Consulting, Inc.
2745 Bankers Industrial Drive
Atlanta, GA 30360

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

The purpose of this letter is to inform you that the board of directors of WES Consulting, Inc., a Florida corporation (“we”, “us” or “Company”), and the holders of a majority of the issued and outstanding shares of our common stock, par value $0.01 per share ("Common Stock”), pursuant to a written consent in lieu of a meeting in accordance with the Florida Business Corporation Act ("FBCA"), approved: (i) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation as attached hereto as Exhibit A to authorize (a) the creation of a class of Preferred Stock consisting of ten million (10,000,000) shares, par value $0.0001 per share, (b) the designation of four million three hundred thousand (4,300,000) shares of Preferred Stock as Series A Convertible Preferred Stock and having such rights and preferences as set forth on the Designation of Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as Exhibit B, (c) the change of the name of the Company to “Liberator, Inc.”; and (ii) adopt the 2009 Stock Option Plan.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our stockholders, at which time we may file with the Florida Secretary of State Articles of Amendment to effectuate the creation of the Preferred Stock, the designation of the Series A Preferred Stock and the change of the Company to Liberator, Inc. a copy of which is attached to the enclosed Information Statement as Exhibit A.

I encourage you to read the enclosed Information Statement, which is being provided to all of our stockholders. It describes the proposed corporate actions in detail.

Sincerely,

/s/ Louis S. Friedman
LOUIS S. FRIEDMAN
Chief Executive Officer

WES Consulting, Inc.
2745 Bankers Industrial Drive,
Atlanta, GA 30360

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR ACTION OF THE COMPANY'S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

We are distributing this Information Statement to stockholders of WES Consulting, Inc. (sometimes hereinafter referred to as “we”, “us” or “Company”) in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the Florida Business Corporation Act ("FBCA"). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights under the FBCA are afforded to our stockholders as a result of the corporate action described in this Information Statement. The record date for determining the stockholders entitled to receive this Information Statement has been established as of the close of business on October 20, 2009 (the “Record Date”).

OUTSTANDING VOTING SECURITIES

As of the Record Date, we had issued and outstanding 61,915,981 shares of common stock, par value $0.01 per share (the “Common Stock”), such shares constituting all of the Company’s issued and outstanding capital stock.

The FBCA permits the holders of a majority of the shares of the our outstanding Common Stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On October 20, 2009, our board of directors consented in writing without a meeting to the matters described herein, and recommended that the matters described herein be presented to the stockholders for approval. On October 20, 2009, the holders of an aggregate of 34,720,524 shares of Common Stock (the “Consenting Stockholders”), representing approximately 56% of the total shares of Common Stock entitled to vote on the matters set forth herein, consented in writing without a meeting to the matters described herein.

CORPORATE ACTIONS

The corporate actions described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

Our board of directors and the Consenting Stockholders have consented to (i) an Amendment to the Company’s Articles of Incorporation as attached hereto as Exhibit A to authorize the (a) the creation of a class of Preferred Stock consisting of ten million (10,000,000) shares, par value $0.0001 per share, (b) the designation of four million three hundred thousand (4,300,000) shares of Preferred Stock as Series A Convertible Preferred Stock and having such rights and preferences as set forth on the Designation of Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as Exhibit B, (c) change the name of the Company to “Liberator, Inc.”; and (ii) adopt the 2009 Stock Option Plan.

We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of October 20, 2009, by:

•	all persons who are beneficial owners of five percent (5%) or more of our common stock;

•	each of our directors;

•	each of our executive officers; and

•	all current directors and executive officers as a group.

Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them.

Applicable percentage ownership in the following table is based on 61,915,981 shares of common stock outstanding as of October 20, 2009.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 20, 2009, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

	Name and Address of		Amount Owned		Percentage Of
Title of Class	Owner	Title	Following the Merger		Issued Stock
		President, Chief
		Executive Officer
Common	Louis S. Friedman*	and Director	28,394,376	(1)	45.9%

		Chief Financial Officer,
Common	Ronald P. Scott*	Secretary and Director	438,456	(2)	.7%

Common	Hope Capital, Inc.**		5,150,001		8.3%

Common	Don Cohen ***		13,022,127		19.0%

All directors and executive officers as a group (4 persons)			28,832,832	(1)	46.6%

*	The address for all directors and executive officers of the Company is c/o Liberator, Inc., 2745 Bankers Industrial Drive, Atlanta, GA 30360

**	1 Linden Place, Suite 207, Great Neck, NY 11021. Curt Kramer is the sole shareholder of Hope Capital, Inc.

***	Don Cohen, c/o Paul M. Spizzirri, Esq., 1170 Peachtree Street NE, Suite 1200, Atlanta, GA 30309

(1)
Does not include the votes that Mr. Friedman controls by virtue of his anticipated ownership of 100% of the Series A Convertible Preferred Stock to be issued pursuant to the merger agreement with Liberator, Inc. at such time as the Certificate of Amendment is filed with the State of Florida.  Each share of Series A Convertible Preferred Stock will be entitled to the number of votes equal to the result of: (i) the number of shares of Common Stock of the Company issued and outstanding at the time of such vote multiplied by 1.01; divided by (ii) the total number of Series A Convertible Preferred Stock issued and outstanding at the time of such vote.  Accordingly, Mr. Friedman will own 73.1 % of the combined voting power of the Common Stock and Series A Convertible Preferred Stock, voting as a single class and will control the outcome of any corporate transaction or other matter submitted to the stockholders for approval, including mergers, consolidations and the sale of all or substantially all of our assets, and also the power to prevent or cause a change in control. The interests of Mr. Friedman may differ from the interests of the other stockholders.

(2)	Includes options to purchase 438,456 shares of Common Stock.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

PROPOSAL 1

AMENDMENT TO ARTICLES OF INCORPORATION

General

On October 20, 2009, our board of directors acting by unanimous written consent, without a meeting, approved and authorized (i) Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation to (a) create a class of Preferred Stock consisting of ten million (10,000,000) shares, par value $0.0001 per share, (b) the designation of four million three hundred thousand (4,300,000) shares of Preferred Stock as Series A Convertible Preferred Stock and having such rights and preferences as set forth on the Designation of Rights and Preferences of the Series A Convertible Preferred Stock attached hereto as Exhibit B, (c) change the name of the Company to “Liberator, Inc.”; and (ii) adopt the 2009 Stock Option Plan and recommended the foregoing matters be submitted to the Company's stockholders for their approval. On October 20, 2009, the Consenting Stockholders, who hold an aggregate of 34,720,524 shares of Common Stock, representing approximately 56% of the total issued and outstanding shares of Common Stock, consented in writing without a meeting to the Amendment to the Company’s Amended and Restated Articles of Incorporation and the adoption of the 2009 Stock Option Plan.

Reasons for the establishment of the Preferred Stock and the Series A Preferred Stock and Name Change

On October 19, 2009 (the “Closing Date”), the Company entered into a Merger and Recapitalization Agreement (the “Agreement”) with Liberator, Inc., a Nevada corporation (“Liberator”). Pursuant to the Agreement, which was approved by a majority vote of the shareholders of both companies, Liberator merged with and into the Company, with the Company surviving as the sole remaining entity (the “Merger”).

On the Closing Date, each issued and outstanding share of the common stock of Liberator (the “Liberator Common Shares”) held by the shareholders of Liberator (the “Liberator Shareholders”) was converted, into one share of the Company’s common stock, $0.01 par value, which, after giving effect to the Merger, equaled, in the aggregate, 98.4% of the total issued and outstanding common stock of the Company (the “WES Common Stock”). Pursuant to the Agreement, each Series A Preferred Share of Liberator (the “Liberator Preferred Shares”) was to be converted into one share of the Company’s preferred stock with the provisions, rights, and designations set forth in the Agreement (the “WES Preferred Stock”). On the Closing Date, the Company was not authorized to issue any preferred stock and therefore pursuant to the agreement, it was agreed that within ten (10) days of the Closing Date the Company will file an amendment to its Articles of Incorporation authorizing the issuance of the WES Preferred Stock, and at such time the WES Preferred Stock will be exchanged pursuant to the terms of the Agreement. Louis S. Friedman, the Company’s President and CEO, will be the sole owner of the WES Preferred Stock.  In issuing the WES Common Stock and WES Preferred Stock to the Liberator Shareholders, the Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933.

Based upon same, the Company is required to amend its articles to create and designate the Preferred Stock pursuant to the terms of the Merger. In addition, the Company is amending its name to Liberator, Inc, to better reflect its new business plan based on the Merger.

PROPOSAL 2

2009 WES CONSULTING, INC. STOCK OPTION PLAN

On October 20, 2009, the majority stockholders approved the 2009 Wes Consulting, Inc. Stock Option Plan (the "2009 Plan") and authorized the issuance of up to 5,000,000 shares of Common Stock for stock awards and stock options thereunder. The following is a summary of principal features of the 2009 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2009 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices. The 2009 Plan is attached hereto as Exhibit C.

General

The 2009 Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 5,000,000 shares of Common Stock, for issuance under the 2009 Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2009 Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2009 Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2009 Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2009 Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2009 Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2009 Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2009 Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2009 Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2009 Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2009 Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2009 Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2009 Plan), or in the case of the grant of an ISO to a 10% Owner-Employee, not less that 110% of fair market value of such Common Shares at the time such Option is granted.

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5 th ) anniversary of the date of grant.

(d) TRANSFERABILITY. Each Award granted under the 2009 Plan is not transferable other than by will or the laws of descent and distribution, except that a Participant may, to the extent the Committee allows and in a manner the Committee specifies: (a) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (b) transfer any award.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the 2009 Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2009 Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2009 Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Florida.

FEDERAL INCOME TAX ASPECTS OF THE 2009 STOCK OPTION PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2009 STOCK OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2007 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2009 Stock Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2009 Stock Option Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2009 Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2009 Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

EFFECTIVE DATE OF STOCKHOLDER ACTIONS

The actions set forth herein will become effective immediately upon the filing of the Articles of Amendment to the Amended and Restated Articles of Incorporation with the Office of the Secretary of State of Florida. A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation is attached hereto as Appendix A. The filings will be made at least twenty (20) days after the date this Information Statement is first mailed to the Company’s stockholders.

STOCKHOLDERS' RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions set forth herein is authorized by Section 607.040 of the FBCA, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

DISSENTERS' RIGHTS

The FBCA does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

ADDITIONAL INFORMATION

Pursuant to Item 13(b) to Schedule 14A and Section 14(a) of the Securities Exchange Act of 1934, we incorporate by reference Form 10-K/A for the year ended December 31, 2008, filed May 28, 2009; Form 10-Q for the quarter ended March 31, 2009 filed May 14, 2009: Form 10-Q for the period ended June 30, 2009 filed August 14, 2009; Form 10-Q for the quarter ended September 30, 2009, filed November 18, 2009 as well as the Current Reports on Form 8-K filed on August 12, 2009, October 8, 2009, October 20, 2009 and October 22, 2009.  In addition, the document representing the Merger and Recapitalization Agreement as described in this information statement is available as Exhibit 10.1 to our Current Report on Form 8-K filed October 20, 2009 under SEC file number 333-141022.

 All of these documents are available, upon written request, from the company without cost and electronically on the SEC’s Electronic Data Gathering and Retrieval System (EDGAR) at http:www.sec.gov. In addition, any or all of these documents are available from the company by mail upon written request to us at the above address without any cost to you.

Exhibit A

ARTICLES OF AMENDMENT TO THE AMENDED
AND RESTATED ARTICLES OF INCORPORATION
OF WES CONSULTING, INC.

Pursuant to Section 607.1006 of the Business Corporation Act of the State of Florida, the undersigned, being a Director and the CEO of WES Consulting, Inc. (hereinafter the “Corporation”), a Florida corporation, does hereby certify as follows:

FIRST: The Articles of Incorporation of the Corporation were filed with the Secretary of State of Florida on February 25, 1999 (Document No. P99000018914), and Amended and Restated as filed with the Secretary of State on September 6, 2006 (collectively the “Amended and Restated Articles of Incorporation”).

SECOND: This amendment to the Articles of Incorporation was approved and adopted by all of the Directors of the Corporation on October 20, 2009 and by a majority of its shareholders on October 20, 2009. To effect the foregoing, the text of Article I and Article III of the Articles of Incorporation are hereby deleted and replaced in their entirety as follows:

“ARTICLE I
NAME

The name of the corporation shall be Liberator, Inc. and shall be governed by Title XXXVI Chapter 607 of the Florida Statutes.”

“ARTICLE III
CAPITAL STOCK

A. The maximum number of shares that the Corporation shall be authorized to issue and have outstanding at any one time shall be one hundred and eighty five million (185,000,000) shares, of which:

(i) Ten Million (10,000,000) shares shall be designated Preferred Stock, $0.0001 par value. The Board of Directors of the Corporation, by resolution or resolutions, at any time and from time to time, shall be authorized to divide and establish any or all of the unissued shares of Preferred Stock into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

(ii) One Hundred Seventy Five Million (175,000,000) shares shall be designated Common Stock, $0.01 par value. Each issued and outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of the shareholders and shall be eligible for dividends when, and if, declared by the Board of Directors;

B. The Board of Directors has by resolution designated four million three hundred thousand (4,300,000) shares of Preferred stock Series A Convertible Preferred Stock and having such rights and preferences as set forth in the Designation of Rights and Preferences of Series A Convertible Preferred Stock of WES Consulting, Inc. attached hereto as Exhibit B and made a part hereof.”

THIRD: The foregoing amendments were adopted by all of the Directors on October 20, 2009 and by the majority holders of the Common stock of the Corporation pursuant to the Florida Business Corporation Act on October 20, 2009. Therefore, the number of votes cast for the amendment to the Corporation's Articles of Incorporation was sufficient for approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation this 20th day of October, 2009.

WES Consulting, Inc.

By:	/s/ Louis S. Friedman
Name:	Louis S. Friedman
Title:	Chief Executive Officer

Exhibit B

Designation of Rights and Preferences
of
Series A Convertible Preferred Stock
of
WES Consulting, Inc.

WES Consulting, Inc. (the “Corporation”) is authorized to issue ten million (10,000,000) shares of $0.0001 par value preferred stock, none of which has been issued or is currently outstanding. The preferred stock may be issued by the Board of Directors at such times and with such rights, designations, preferences and other terms, as may be determined by the Board of Directors in its sole discretion, at the time of issuance. The Board of Directors of the Corporation has determined to issue a class of preferred stock, $0.0001 par value and to designate such class as “Series A Convertible Preferred Stock” (the “Series A Convertible Preferred Stock” ) initially consisting of four million three hundred thousand (4,300,000) shares which shall have the rights, preferences, privileges, and the qualifications, limitations and restrictions as follows:

(A).         Liquidation Rights.

(i)
Upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, the holders of the shares of the Series A Convertible Preferred Stock then outstanding shall be entitled to receive out of the assets of the Company (whether representing capital or surplus), before any payment or distribution shall be made on the Common Stock, or upon any other class or series of stock ranking junior to the Series A Convertible Preferred Stock as to liquidation rights or dividends, $0.232 for each share of Series A Preferred Stock, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series A Preferred Stock, plus any dividends declared but unpaid thereon.

(ii)
Upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, after the payment of all preferential amounts required to be paid to the holders of shares of Series A Convertible Preferred Stock in accordance with Section (A)(i) above, the remaining assets of the Company available for distribution to its shareholders shall be distributed among the holders of the shares of Common Stock, pro rata based on the number of shares held by each such holder.

(iii)
If the assets distributable on any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, shall be insufficient to permit the payment to the holders of the Series A Convertible Preferred Stock of the full preferential amounts attributable thereto, then the entire assets of the Company shall be distributed among the holders of the Series A Convertible Preferred Stock ratably, in proportion to the respective amounts the holders of such shares of Series A Convertible Preferred Stock would be entitled to receive if they were paid in full all preferential amounts.

(iv)
Written notice of such liquidation, dissolution or winding up, stating a payment date or dates, the aggregate amount of all payments to be made, and the place where said sums shall be payable shall be given by first class mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to the holders of record of all shareholders of the Company, such notice to be addressed to each holder at his post office address as shown by the records of the Company.  A consolidation or merger of the Company with or into any other Company or Companies not owned or controlled by the Company and in which the Company is not the surviving entity, or the sale or transfer by the Company of all or substantially all of its assets, shall be deemed to be a liquidation, dissolution or winding up of the business of the Company for purposes hereof.

(v)
In the event of a partial liquidation, distribution of assets shall be made so as to give effect to the foregoing provisions. In the event some or all of the proceeds from a liquidation, dissolution or winding up consist of property other than cash, then for purposes of making distributions, the fair value of such non-cash property shall be determined in good faith by the Company’s Board of Directors.

(B).         Voting Rights.  Each issued and outstanding Series A Convertible Preferred Share shall be entitled to the number of votes equal to the result of: (i) the number of shares of common stock of the Company (the “Common Shares”) issued and outstanding at the time of such vote multiplied by 1.01; divided by (ii) the total number of Series A Convertible Preferred Shares issued and outstanding at the time of such vote. At each meeting of shareholders of the Company with respect to any and all matters presented to the shareholders of the Company for their action or consideration, including the election of directors, holders of Series A Convertible Preferred Shares shall vote together with the holders of Common Shares as a single class.

(C).         Conversion.

(i)
The holder of shares of Series A Convertible Preferred Stock shall have the right, subject to the terms and conditions set forth below, to convert each such stock into one share of fully paid and non-assessable Common Stock of the Corporation as hereinafter provided.  Such conversion right shall vest and shall first be available on July 1, 2011.

(ii)
Any holder of one or more shares of Series A Convertible Preferred Stock electing to convert any or all of such shares into Common Stock shall surrender the certificate or certificates evidencing such shares at the principal office of the Corporation, at any time during its usual business hours, and shall simultaneously with such surrender give written notice of his or its intention to convert, stating therein the number of shares of Series A Convertible Preferred Stock to be converted and the name or names (with addresses) of the registered holders of the Series A Convertible Preferred Stock in which the certificate or certificates for Common Stock shall be issued.  Each certificate evidencing shares so surrendered shall be duly endorsed to the Corporation by means of signatures which shall be guaranteed by either a national bank or a member of a national securities exchange.

(iii)
Such conversion shall be deemed to have been made as of the date of receipt by the Corporation of the certificate or certificates (endorsed as herein above provided) representing the shares of Series A Convertible Preferred Stock to be converted and receipt by the Corporation of written notice, as above prescribed; and after such receipt, the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock.

(iv)
Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate evidencing shares in the Corporation and, in the case of such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Corporation, or in the case of any such mutilation, upon the surrender of such certificate for cancellation, the Corporation, will execute and deliver, in lieu of such lost, stolen, destroyed or mutilated certificate, a new certificate for such shares.

(v)
As promptly as practicable after surrender and notice as herein above provided, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder of the shares of Series A Convertible Preferred Stock surrendered for conversion: (a) a certificate or certificates for the number of shares of Common Stock into which such Series A Convertible Preferred Stock has been converted; and (b) if necessary in the case of a conversion of less than all of the shares of Series A Convertible Preferred Stock held by such holder, a new certificate or certificates representing the unconverted shares of Series A Convertible Preferred Stock.

(vi)
Cash dividends declared but theretofore unpaid on the shares of Series A Convertible Preferred Stock so converted after the record date for such dividend shall instead be paid on the shares of Common Stock into which such Series A Convertible Preferred Stock has been converted, pro rata, at such time as cash dividends shall be paid to record holders of the Common Stock generally.

(vii)	All shares of Series A Convertible Preferred Stock at any time converted as herein provided shall be forthwith permanently retired and cancelled and shall under no circumstances be reissued.

(E).         Protective Provisions.  At any time when shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

(i)	liquidate, dissolve or wind-up the business and affairs of the Corporation, effect any deemed liquidation event, or consent to any of the foregoing;

(ii)
create, or authorize the creation of, or issue or obligate itself to issue shares of, any additional class or series of capital stock  or increase the authorized number of shares of Series A Convertible Preferred Stock.

(F).         Status of Reacquired Shares. Shares of Series A Convertible Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Florida) have the status of authorized and unissued shares of Series A Convertible Preferred Stock issuable in series undesignated as to series and may be re-designated and re-issued.

EXHIBIT C

WES CONSULTING, INC.
2009 Stock Option Plan

I.           PURPOSE OF THE PLAN; DEFINITIONS

A. This 2009 Stock Option Plan (the "Plan") is intended to promote the interests of Wes Consulting, Inc., a Florida corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its subsidiary corporations) and (ii) consultants and other independent contractors who provide valuable services to the Corporation (or its subsidiary corporations) with the opportunity to acquire, or increase their proprietary interest in the Corporation as an incentive for them to join or remain in the service of the Corporation (or its subsidiary corporations).

B. The Plan becomes effective immediately upon approval of the Plan by the Corporation's stockholders. Such date is hereby designated as the Effective Date of the Plan.

C. For purposes of the Plan, the following definitions apply:

        Board: the Corporation's Board of Directors.

        Committee: The Committee of the Corporation's Board of Directors appointed by the Board to administer the plan.

        Common Stock: shares of the Corporation's common stock, par value $0.01 per share.

        Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

        (i)    any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, "1934 Act") of stock possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding stock pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders accept; or

        (ii)   there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of persons who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        Corporate Transaction: any of the following stockholder-approved transactions to which the Corporation is a party:

        (i)    a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

        (ii)   the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

        (iii)  any reverse merger in which the Corporation is the surviving entity but in which stock possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding stock are transferred to person or persons different from those who held such stock immediately prior to such merger.

        Employee: a person who performs services while in the employ of the Corporation or one or more subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        Hostile Take-Over: a change in ownership of the Corporation through the following transaction:

        (i)    any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of stock possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding stock pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

        (ii)   more than fifty percent (50%) of the stock so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation who are subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        Market Value: the last reported price per share of the Common Stock on the day in question on the NASDAQ Small-Cap Market, or if the Common Stock is regularly traded in some other market or on an exchange the closing selling price per share of the Common Stock on the date in question, as such price is officially quoted by a national reporting service. If there is no such reported price on the date in question, then the market value is the price on the last preceding date for which such quotation exists or the last price at which the shares were sold in a private transaction.

        Service: the performance of services on a periodic basis to the Corporation (or any subsidiary corporation) in the capacity of an Employee or from time to time as an independent consultant, except to the extent otherwise specifically provided in the applicable stock option agreement.

        Take-Over Price: the greater of (a) the Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offerer in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, as defined in Section IV (C) of this Article One, the Take-Over Price shall not exceed the clause (a) price per share.

D. The following provisions shall be applicable in determining the subsidiary corporations of the Corporation:

        Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in any other corporation in such chain.

II.           ADMINISTRATION OF THE PLAN

A. Except as otherwise determined by the Board, the Plan shall be administered by the Board of Directors or by the Stock Option and Compensation Committee of the Board ("Committee") or other  named Committee of the Board designated by the Board of Directors subject to the requirements of 1934 Act Rule 16b-3:

        (i)    The Committee of three (3) or more non-employee Board members shall be appointed by the Board to administer the Plan. No Board member is eligible to serve on the Committee unless such person qualifies as a "Non-Employee Director" as permitted by 1934 Act Rule 16b-3.

        (ii)   Members of the Committee serve for such term as the Board may determine and are subject to removal by the Board at any time.

B. The Committee by majority action thereof has the power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding option grants thereunder as it may deem necessary or advisable. All decisions of the Committee within the scope of its administrative functions under the Plan are final and binding on all parties.

C. Service on the Committee is service as a Board member, and members of the Committee are entitled to full indemnification and reimbursement as Board members for their service on the Committee. No member of the Committee is liable for any act or omission made in good faith with respect to the Plan or any option grant under the Plan.

III.          ELIGIBILITY

A. The persons eligible to participate in the Plan ("Optionees") are as follows:

        (i)    officers and other employees of the Corporation (or its subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its subsidiary corporations); and

        (ii)   those consultants or other independent contractors who provide valuable services to the Corporation (or its subsidiary corporations).

B. Non-employee Board members are not eligible to participate in the Plan.

C. The Committee by majority action thereof has the power and authority to determine which eligible persons are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-qualified option not intended to meet such requirements, the time or times at which each granted option is to become exercisable, the maximum term for which the Option may remain outstanding and the terms and provisions of the Stock Option Agreement evidencing the Option.

IV.          STOCK SUBJECT TO THE PLAN

A. Shares of the Corporation's Common Stock available for issuance under the Plan shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed five million (5,000,000)  shares, subject to adjustment from time to time in accordance with the provisions of this Section IV.

B. If one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. All share issuances under the Plan reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, if the exercise price of an outstanding option under the Plan is paid with shares of Common Stock or shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares of Common Stock available for issuance under the Plan is reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

C. If any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of stock issuable under the Plan and (ii) the number and/or class of stock and price per share in effect under each option outstanding under the Plan. Such adjustments to the outstanding options are to be effected in a manner which precludes the enlargement or dilution of rights and benefits under such options. Such adjustments made by the Committee are final, binding and conclusive.

V.           TERMS AND CONDITIONS OF OPTIONS

        Options under the Plan are granted by action of the Committee and may, at the Committee's discretion, be either Incentive Options or non-qualified options. Persons who are not Employees of the Corporation may only be granted non-qualified options. Each granted option shall be evidenced by a Stock Option Agreement in the form approved by the Committee;  provided , however, that each such agreement complies with the terms and conditions specified herein. Each Stock Option Agreement evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI hereof.

A. Option Price.

1. The option price per share is determined by the Committee in accordance with the following provisions:

        (i)    The option price per share of the Common Stock subject to an Incentive Option must in no event be less than one hundred percent (100%) of the Market Value of such Common Stock on the grant date.

        (ii)   The option price per share of the Common Stock subject to a non-qualified stock option is the amount determined by the Committee at the time of grant and may be less than, equal to or more than the Market Value of such Common Stock on the grant date.

2. The option price is immediately due upon exercise of the option and payable in one of the alternative forms specified below;

        (i)    full payment in cash or check made payable to the Corporation's order:

        (ii)   full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Market Value on the Exercise Date;

        (iii)  full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

        (iv)  full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee (a) provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (b) provides written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this subparagraph 2, the Exercise Date is the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

B. Term and Exercise of Options.

        Each option granted hereunder is exercisable at such time or times, and excluding all specified vesting periods during the specified term period, and for such number of shares as is determined by the Committee and set forth in the Stock Option Agreement evidencing such option. No granted option shall, however, have a term in excess of ten (10) years. Subject to Paragraph E of this Section V, during the lifetime of the Optionee, the option is exercisable only by the Optionee and shall not be assignable or transferable other than by transfer of the option effected by will or by the laws of descent and distribution following the Optionee's death, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employment Retirement Income Security Act, or the rules thereunder.

C. Termination of Service.

1. If the Optionee ceases Service while holding one or more options hereunder, each such option will not remain exercisable beyond the limited post-Service exercise period specified by the Committee in the Stock Option Agreement evidencing the grant, unless the Committee otherwise extends such period in accordance with subparagraph C.5 below.

2. During the post-Service exercise period, the option may not be exercised for more than the number of option shares (if any) in which the Optionee is vested at the time of cessation of Service. Upon the expiration of such post-Service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding. In any case, each option terminates and ceases to be outstanding, at the time of the Optionee's cessation of Service with respect to any option shares for which such option is not otherwise at the time exercisable.

3. If the Optionee dies while holding one or more outstanding options hereunder, each such option may be exercised, subject to the limitations of subparagraph 2 above, by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of descent and distribution or as otherwise permitted herein.

4. If (i) the Optionee's Service is terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee makes any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its subsidiaries, then in any such event all outstanding options held by the Optionee hereunder terminate immediately and cease to be outstanding.

5. Except as otherwise determined by the Board the Committee has full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period specified in the instrument evidencing such grant to such greater period of time as the Committee deems appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

6. The Committee has complete discretion, exercisable either at the time the option is granted or at any time the option remains outstanding, to permit one or more options granted hereunder to be exercised not only for the number of shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also for one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

D. Stockholder Rights.

        An Optionee has none of the rights of a stockholder with respect to any option shares until such person or its nominee, guardian or legal representative has exercised the option and paid the option price for the purchased shares.

E. Assignment; Limited Transferability of Stock Options

        No option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will, by the laws of decent and distribution or by a qualified domestic relations order as provided in Section V, Paragraph B. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the options granted to be on terms that permit transfer to:

        i)     the spouse, children or grandchildren of the Optionee ("Immediate Family Members");

        ii)    a trust or trusts for the exclusive benefit of such Immediate Family Members, or;

        iii)   a partnership in which such Immediate Family Members are the only partners, provided that:

        (A)  there may be no consideration for any such transfer;

        (B)  the Stock Option Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section V, Paragraph E; and

        (C)  subsequent transfers of transferred Options shall be prohibited except those in accordance with this Section V, Paragraph E.

Following transfer, any such options continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Section V, Paragraph E the term Optionee shall be deemed to refer to the transferee. The provisions of the option relating to the period of exercisability and expiration of the Option continue to apply with respect to the original Optionee, and the Options exercisable or received by the transferee only to the extent, and for the periods, set forth in said option.

VI.          INCENTIVE OPTIONS

        The terms and conditions specified in this Section VI are applicable to all Incentive Options granted hereunder. The Stock Option Agreement relating to Incentive Options must be in accordance with Section 422(b) of the Internal Revenue Code or a succession Section thereof. Incentive Options may only be granted to persons who are Employees of the Corporation. Options which are specifically designated as "non-qualified" options when issued under the Plan are  not  subject to this Section VI.

A. Dollar Limitation. The aggregate Market Value (determined as of the respective date of dates of grant of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option Plan of the Corporation or its subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the federal tax laws shall be applied on the basis of the order in which such options are granted. If the shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable one hundred thousand dollar ($100,000) limitation, then the option may nevertheless be exercised in that calendar year for the excess number of shares as a non-qualified option under the Federal tax laws.

B. 10% Stockholder. If any person to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the corporation, the option price per share must not be less than one hundred and ten percent (110%) of the market value per share of Common Stock on the grant date, and the option term must not exceed five (5) years, measured from the grant date.

        Except as modified by the preceding provisions of this Section VI, the provisions of the Plan apply to all Incentive Options granted hereunder.

VII.         CORPORATE TRANSACTIONS/CHANGES IN CONTROL

A. Each option outstanding at the time of a Corporate Transaction automatically accelerates so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option does not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same exercise schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Committee, at the time of the option grant. The determination of option comparability by the Committee under clause (i) above is final, binding and conclusive. The Committee also has full power and authority to grant options under the Plan which are to automatically accelerate in whole or in part immediately prior to the Corporate Transaction or upon the subsequent termination of the Optionee's Service, whether or not those options are otherwise to be assumed or replaced in connection with the consummation of such Corporate Transaction.

B. Upon the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

C. Each outstanding option which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of stock which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Option price payable per share, provided  the aggregate option price payable for such stock shall remain the same. In addition, the class and number of stock available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

D. The grant of options shall in no way affects the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

E. Except as otherwise determined by the Board, the Committee has the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options upon the occurrence of the Change in Control and to condition any such option acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

F. Any options accelerated in connection with the Change in Control remain fully exercisable until the expiration of the option term.

G. The exercisability as incentive stock options under the Federal tax laws of any options accelerated under this Section VII in connection with a Corporate Transaction or Change in Control remain subject to the dollar limitation of Section VI, Paragraph A.

VIII.       CANCELLATION AND REGRANT OF OPTIONS

        Except as otherwise determined by the Board, the Committee has the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options hereunder and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share based upon the Market Value of the Common Stock on the new grant date.

IX.          AMENDMENT OF THE PLAN AND AWARDS

        The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects, provided that no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section IV Paragraph C, (ii) materially modify the eligibility requirements for the Plan participation or (iii) materially increase the benefits accruing to Optionees.

X.           TAX WITHHOLDING

A. The Corporation's obligation to deliver shares of Common Stock upon exercise of stock options or the vesting of shares acquired upon exercise of such options under the Plan is subject to the satisfaction of all applicable Federal, State and local income tax and employment tax withholding requirements.

B. The Committee may, in its discretion and in accordance with the provisions of this Section X and such supplemental rules as the Committee may from time to time adopt (including the applicable safe-harbor provisions of 1934 Act Rule 16b-3), provide any or all holders of non-qualified options under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, State and local income tax and employment tax liabilities incurred by such holders in connection with the exercise of their options. Such right may be provided to any such holder in either or both of the following formats:

        (i)    Stock Withholding: The holder of a non-qualified option may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-qualified option, a portion of those shares with an aggregate Market Value equal to the percentage of the applicable Taxes (up to one hundred (100%)) as specified by such holder.

        (ii)   Stock Delivery: The Committee may, in its discretion, provide the holder of a non-qualified option with the election to deliver to the Corporation, at the time the non-qualified option is exercised, one or more shares of Common Stock already held by such person with an aggregate Market Value (100%) as specified by such person) of the Taxes incurred in connection with such option exercise.

XI.          TERM OF THE PLAN

        The Plan terminates upon the earlier of (i) ten years from the date of approval by stockholders or (ii) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise of options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date continue to have force and effect in accordance with the provisions of the Stock Option Agreements evidencing such grants or issuances.

XII.        USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan may be used for general corporate purposes.

XIII.       REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any option under the Plan, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder is subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets are to be issued or delivered under the Plan unless and until there is compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed.

XIV.       NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Corporation in establishing the Plan, nor any action taken by the Committee hereunder, nor any provision of the Plan is to be construed so as to grant any person the right to remain in the employ or service of the Corporation (or any subsidiary corporation) for any period of specific duration, and the Corporation (or any subsidiary corporation retaining the services of such person) may terminate such person's employment or service at any time and for any reason, with or without cause.

XV.        MISCELLANEOUS PROVISIONS

A. The right to acquire Common Stock under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee, except as specifically provided in the Plan.

B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Georgia, as such laws are applied to contracts entered into.

C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

D. Except to the extent that federal laws control, the Plan and all Stock Option Agreements hereunder are to be construed in accordance with and governed by the law of the State of Georgia.